EXHIBIT 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE N/A	Page 1 of 1		
2. AMENDMENT/MODIFICATION NO. Modification No. 0012	3. EFFECTIVE DATE *See* Block 16C	4. REQUISITION/PURCHASE REQ. NO. N/A	5. PROJECT NO. *(If applicable)* N/A
6. ISSUED BY CODE N/A U.S. DEPT OF HEALTH AND HUMAN SERVICES OS\ASPR\NARDA 330 Independence Ave, SW, Rm G640 Washington, D.C. 20201		7. ADMINISTERED BY *(If other than Item 6)* CODE N/A *See* Block 6	

8. NAME AND ADDRESS OF CONTRACTOR EMERGENT BIODEFENSE OPERATIONS LANSING INC 330303 EMERGENT BIODEFENSE OPERATIONS LANS 3500 N. MARTIN LUTHER KING BLVD #MI LANSING 489062933 DUNS: 026489018 TIN: 39-3412788	9A. AMENDMENT OF SOLICITATION NO. 9B. DATED *(SEE ITEM 11)* ☒ 10A. MODIFICATION OF CONTRACT/ORDER NO. Contract No. HHSO100200700037C 10B. DATED *(SEE ITEM 13)* 09/25/2007
CODE N/A FACILITY CODE N/A	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is ☐ extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

Not Applicable

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐ C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒ D. OTHER (Specify type of modification and authority)
Far 1.602-1 Authority and Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return **One (1)** copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

[Description continues on the next page]

The purpose of this modification is to 1) extend the period of performance of this Contract, as noted in section F. 1. of the Contract, at no additional cost from September 1, 2011 to October 31, 2011 and 2) extend the dates for contract deliverables for associated Milestones, as noted in F. 3. of the Contract, to October 31, 2011.

All other terms and conditions remain unchanged by reason of this modification.
Period of Performance: 09/01/2011 to 10/31/2011 (changed)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)* R. Donald Elsey, Treasurer		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Darrick A. Early, Contracting Officer	
15B. CONTRACTOR/OFFEROR BY /s/ R. Don Elsey *(Signature of person authorized to sign)*	15C. DATE SIGNED 8/18/2011	16B. UNITED STATES OF AMERICA BY /s/ Darrick A. Early *(Signature of Contracting Officer)*	16C. DATE SIGNED 8/24/2011

NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable Prescribed by GSA FAR (48 CFR) 53